PBF Energy (NYSE: PBF) Wolfe Research Refining Conference January 2015

2 Safe Harbor Statements This presentation contains forward-looking statements made by PBF Energy Inc. and PBF Logistics LP (together, the “Companies”, or “PBF” or “PBFX”) and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry, including any lifting by the federal government of the restrictions on exporting U.S. crude oil; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

PBF Energy Company Profile

- Market capitalization of ~$2.6 billion and enterprise value of ~$3.1 billion [(1)]
    - Ba3 / BB- credit ratings
- Owns three oil refineries in Ohio, Delaware and New Jersey
    - Aggregate throughput capacity of ~540,000 bpd
    - Weighted-average Nelson Complexity of 11.3
- East Coast rail infrastructure provides PBF with the optionality to source cost-advantaged North American crude oil or waterborne crude oil depending on economics
- PBF's core strategy is to grow and diversify through acquisitions
- PBF indirectly owns 100% of the general partner and 52.1% of the limited partner interest of PBF Logistics LP (NYSE: PBFX)
    - PBFX market capitalization of ~$700 million and enterprise value of ~$850 million[(1)]


Toledo
Paulsboro
Delaware City

Region	Throughput Capacity (bpd)	Nelson Complexity
Mid-continent	170,000	9.2
East Coast	370,000	12.2
Total	**540,000**	**11.3** [(2)]

1. *As of 12/31/2014*
2. *Represents weighted average Nelson Complexity for PBF's three refineries*

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Strong Balance Sheet Provides a Platform for Growth

- PBF Energy maintains a conservative financial profile with strong liquidity and access to capital markets
  - Availability liquidity of ~$1 billion as of December 31, 2014
  - Net Debt to Net Capitalization at September 30, 2014 was ~16%
- Balance sheet strengthened by successful PBF Logistics IPO and drop-downs of Delaware City West Rack and Toledo Storage Facility
  - 2014 transactions contributed net cash proceeds of approximately $600 million[(1,2)] to PBF Energy


Net Debt to Net Capitalization
35.0%
30.0%
25.0%
20.0%
15.0%
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14

(1) Net proceeds received by PBF Logistics from the sale of the 15,812,500 common units totaled approximately $341.0 million, after deducting the underwriting discount and structuring fee, but before taking into account estimated offering expenses

(2) Net proceeds received by PBF Energy from the drop-down of the Delaware City West Rack were approximately $135 million in cash and $15 million in PBF Logistics LP common units. Net proceeds to PBF Energy from the drop-down of the Toledo Tank Farm #2 were approximately $135 million in cash and $15 million in PBF Logistics LP common units.

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5 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2Q14 4Q14 4Q15 Coiled & Insulated General Purpose PBF’s Crude-by-Rail Program Planned Leased or Owned Railcars Note: Schedule is subject to change based on current company plans and on current third party railcar manufacturer delivery schedules  PBF’s crude-by-rail program provides PBF Energy with the flexibility to source either rail-delivered or waterborne crude oil depending on economics  East Coast access to North American-produced crude oil provides optionality  ~130,000 bpd PBFX-owned light crude oil unloading facility  ~40,000 bpd PBFX-owned heavy crude oil unloading capacity through the “West Rack”  ~40,000 bpd PBF-owned heavy crude oil unloading capacity through the “East Rack” 5,900 4,592 3,479 PBF and PBFX will lead the way on rail safety  All crude oil delivered to East Coast rail facilities is transported in the new-style DOT-111A rail cars  PBF supports increased efforts to enhance the safety of rail operations through the use of a modernized rail fleet, improved operating standards, increased rail inspection and maintenance activities to ensure the safe transport of all crude oil and products

6 Increasing Shareholder Value  2014 Summary  Enhanced margin by approximately $170 million, on an annualized basis, through projects implemented in 2014  Launched PBFX in 2014, which strengthened PBF and provides PBF with a valuable partner for growth  Generated ~$600 million in net cash proceeds through the IPO and two subsequent drop- downs  Increased size of Asset-backed Revolving Credit Facility from $1.6 billion to $2.5 billion, with an accordion to $2.75 billion (maturity extended to 2019)  Paid a quarterly dividend of $0.30 per share or an annualized $1.20 per share (~4.5% dividend yield(1))  Announced $300 million, two-year share repurchase program representing approximately 10% of the total shares outstanding (2,3)  2015 Outlook  Continued focus on organic margin improvement projects in 2015, ~$130 million in planned expenditures should increase margin by ~$130 million upon completion  Focus on growth through acquisitions (1) Based on PBF share price as of market close on 12/31/14 (2) Based on 97.4 million shares outstanding on a fully-diluted, fully-exchanged basis and market price at program inception (3) Initial share repurchase authorization was $200 million authorized in September 2014, repurchase authorization increased by $100 million in October 2014

7 PBF Energy 2015 Guidance Figures Guidance provided constitutes forward-looking information and is based on current PBF Energy operating plans, company assumptions and company configuration. All figures are subject to change based on market and macroeconomic factors, as well as company strategic decision- making and overall company performance (Figures in millions except per barrel amounts) FY 2015 East Coast Throughput 310,000 – 330,000 bpd Mid-continent Throughput 150,000 – 160,000 bpd Total Throughput 460,000 – 490,000 bpd Operating expenses $4.50 - $4.75 /bbl SG&A expenses $100 - $120 D&A $180 - $190 Interest expense, net $100 - $110 Capital expenditures $275 - $300

PBF Logistics LP Overview (NYSE: PBFX)

- PBF Logistics launched in May 2014
  - PBF Energy owns 52.1% of PBFX, 100% of the GP and IDRs
- Revenues supported by long-term agreements with minimum volume commitments
  - No direct commodity exposure
- Significant portfolio of logistics assets retained at PBF that support refinery operations

Assets	Service	Capacity
Loop Track - rail	Light crude oil unloading	~130,000 bpd
West Rack - rail	Heavy crude oil unloading	~40,000 bpd
Toledo Truck Terminal	Crude oil unloading	~15,000 bpd
Toledo Tank Farm #2	Crude oil and product storage	3.9 million barrels





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9 PBFX Investment Highlights  PBFX is the primary vehicle to expand PBF Energy’s (“PBF”) logistics asset base  PBF provides PBFX with multiple avenues of growth  PBF underpins the stability of PBFX’s cash flow  Long-term, fee-based contracts with minimum volume commitments and inflation escalators  100% of forecast revenue generated through MVCs  PBF is incentivized and economically aligned  Significant LP ownership, in addition to 100% GP and IDR ownership Strategically located, well-maintained and integrated assets  Current and anticipated future drop-down assets are integral to the operations of PBF’s refineries  Loop Track supplies PBF's East Coast refineries with crude oil from Canada and the Mid-continent  West Rack supplies Delaware City Refinery with Canadian-heavy crude oil  Toledo Truck Terminal provides flexible crude supply infrastructure for the Toledo refinery  Toledo Tank Farm #2 provides crude oil and product storage services for the Toledo refinery Financial flexibility  Significant financial flexibility to execute growth strategy  $325 million revolving credit facility with an accordion to $600 million  Conservative distribution policy: Target unit coverage of 1.15x Experienced leadership team  Significant experience operating and managing logistics and refining assets  Long and successful track record of executing profitable acquisitions and driving organic growth  Focused on growing logistics assets Relationship with PBF provides growth and stability

10 PBF Energy’s Strengths as a Sponsor Financial  Conservative financial profile with strong liquidity and access to capital markets  PBF / PBFX have entered into long-term, fee-based contracts with minimum volume commitments and inflation escalators  Substantial economic interest in PBFX Operational  Significant acquisition experience  Long history of operating logistics and refining assets  Excellent safety record; early adopter of rail safety initiatives Strategic  PBFX’s assets are critical to PBF’s refineries  Continually evaluating growth and optimization projects  PBFX provides PBF with vehicle to grow platform and enhance investor returns

11 Robust Drop-down Inventory Retained at PBF  Significant growth potential through future drop- downs of logistics infrastructure retained by PBF Energy  Approximately ~$100 million of drop-down EBITDA remaining at PBF Energy  East Coast Storage Facilities  10.0 million bbls at Delaware City  7.5 million bbls at Paulsboro  Multiple marine terminals  Adds future export optionality  Refined products pipeline and heavy crude oil terminal  Additional truck racks, rail terminals and LPG loading/unloading facilities PBFX has ROFO on substantial portfolio of logistics assets retained at PBF

12 PBFX Business Strategies Grow through acquisitions Pursue organic growth initiatives Maintain safe, reliable and efficient operations  PBFX has ROFO on PBF’s extensive portfolio of traditional logistics assets  PBFX and PBF can pursue strategic acquisitions, either independently or jointly Generate stable, fee- based cash flow  Utilize long-term, fee-based contracts with minimum volume commitments and inflation escalators  Maintain no direct exposure to commodity price fluctuations  Conservative total unit distribution coverage target of 1.15x  Pursue organic and optimization projects that complement and expand existing asset base  Expanded Delaware City Rail Terminal capacity from 105,000 bpd to 130,000 bpd  Increased MVC by 10,000 bpd beginning in Q4 2014  Expanded Toledo Truck rack from 4 to 6 LACT Units  Increased MVC to 5,500 bpd beginning August 1, 2014  Committed to maintaining and improving safety, reliability, environmental compliance and efficiency of operations

13 PBFX 2015 Guidance Guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans, assumptions and configuration. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision- making and overall Partnership performance (Figures in millions) FY 2015 Revenues $122.0 Operating expenses $35.0 SG&A $10.5 D&A $5.8 Interest expense, net $8.5 Maintenance capital expenditures $5.2 Targeted distribution coverage 1.15x Leverage target 3x-4x EBITDA • All figures are based on minimum volume commitments under existing long-term agreements

14 Increasing Stakeholder Value  Operate safely and efficiently  Maintain capital discipline and conservative balance sheets  Invest in revenue improvement projects  Grow through strategic acquisitions  Return cash to investors

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16 Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. Our outstanding indebtedness for borrowed money and other contractual obligations also include similar measures as a basis for certain covenants under those agreements which may differ from the Adjusted EBITDA definition described below. EBITDA and Adjusted EBITDA are not presentations made in accordance with GAAP and our computation of EBITDA and Adjusted EBITDA may vary from others in our industry. In addition, Adjusted EBITDA contains some, but not all, adjustments that are taken into account in the calculation of the components of various covenants in the agreements governing the senior secured notes and other credit facilities. EBITDA and Adjusted EBITDA should not be considered as alternatives to operating income or net income as measures of operating performance. In addition, EBITDA and Adjusted EBITDA are not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. Adjusted EBITDA is defined as EBITDA before equity-based compensation expense, gains (losses) from certain derivative activities and contingent consideration and the non-cash change in the deferral of gross profit related to the sale of certain finished products. Other companies, including other companies in our industry, may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. Adjusted EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP.

17 PBFX – Delaware City Loop Track  Light crude oil rail unloading terminal  Supports Delaware City and Paulsboro refineries  Combined refining capacity: 370,000 bpd  Supplies cost-advantaged, light crude oil from Western Canada and U.S. Mid-continent  Current discharge capacity: ~130,000 bpd  Double-loop track accommodates up to two 100-car unit trains  Original construction completed: February 2013  Expansion completed: August 2014  Revenue secured through seven-year agreement with minimum volume commitments (MVCs)  $2.00 per barrel unloading fee up to MVC, $0.50 per barrel unloading fee above the MVC  MVC of 85,000 bpd  Minimal ongoing maintenance capital expenditures  Less than $1.3 million per year

PBFX – Toledo Truck Terminal

- 15,000 bpd truck crude unloading facility
  - Services PBF's 170,000 bpd Toledo refinery
- Primarily receives locally-gathered, cost-advantaged crude oil
- Potential for growth through increased production in nearby shale basins, including Utica Shale in Ohio and New Albany Shale in Illinois
- Newly constructed assets
  - Assets placed into service: Dec. 2012 – June 2014
- Revenue secured through seven-year agreement with minimum volume commitments (MVCs)
  - $1.00 per barrel unloading fee
- MVC of 5,500 barrels per day
- Minimal ongoing capital expenditures:
  - Less than $1 million per year




Toledo
Devonian (Ohio)
Utica
Marcellus
Antrim
Appalachian Basin
Michigan Basin
Forest City Basin
Illinois Basin
Cherokee Platform
New Albany
Fayetteville
Chattanooga
Shale Plays
Current Plays
Prospective Plays
Basins
Stacked Plays
Shallowest / Youngest
Intermediate Depth / Age
Deepest / Oldest

Source: EIA

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19 PBFX – Delaware City Heavy Crude Unloading Rack  “West Rack” - heavy crude oil rail unloading terminal  Current discharge capacity: 40,000 bpd  Unit-train capable, steam and nitrogen equipped to unload heavy crude oil and bitumen  Construction completed and in-service in August 2014  Primarily supplies cost-advantaged, heavy crude oil and bitumen from Western Canada  In-service date coincides with completion of unit-train capable loading facilities in Canada  Revenue secured through seven-year agreement with minimum volume commitments (MVCs)  $2.20 per barrel unloading fee up to MVC, $1.50 per barrel unloading fee above the MVC  MVC of 40,000 bpd  Annual maintenance capex of approximately $1.25 million

20  Tank Farm #2 serves the Toledo refinery’s operations and product distribution activities  Activities include:  Crude oil and product storage  Propane truck loading  30 tanks with total shell capacity of ~3.9 million barrels  Crude – 7 tanks with ~1.3 million barrels of capacity  Includes recently commissioned ~450,000 barrel crude storage tank  Products – 23 tanks with ~2.6 million barrels of capacity  Includes ~17.5 thousand barrels of propane storage capacity PBFX – Toledo Tank Farm #2  Revenue secured through ten-year agreement with minimum volume commitments (MVCs)  $0.50 per barrel of available shell capacity  $2.52 per barrel for propane storage and throughput  MVC of 4,400 barrels per day  Annual maintenance capital expenditures of ~$3.0 million

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